UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 13, 2006
Coconut Palm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

000-51418	20-2763411

(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 13, 2006, Coconut Palm Acquisition Corp. (the “Company”) announced that it has completed its due diligence review of Equity Broadcasting Corporation (“EBC”) in connection with an Agreement and Plan of Merger with EBC and certain shareholders of EBC previously announced on April 10, 2006. The Company engaged Ernst & Young Transaction Advisory Services in completing its due diligence review. The Company is proceeding with the merger in accordance with the terms of the Agreement and Plan of Merger.
A copy of the Company’s press release announcing the foregoing is attached as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
d)      Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated June 13, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2006	COCONUT PALM ACQUISITION CORP.
/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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